CONTINGENTLY CONVERTIBLE DEBT	12 Months Ended
Dec. 31, 2016
Contingently Convertible Debt [Abstract]
Contingently Convertible Debt [Text Block]

NOTE 25: CONTINGENTLY CONVERTIBLE DEBT

On December 9, 2015, within the context of the 2015 Recapitalisation, the Bank issued Non-Cumulative Perpetual Contingently Convertible securities (“CoCos”). The Hellenic Financial Stability Fund (“HFSF”) subscribed these CoCos for the amount of EUR 2,029 million in exchange for part of the debt securities issued by the ESM (see Notes 11 and 33).

On December 9, 2016, the Bank proceeded with the payment of dividend of EUR 165 million on CoCos. Furthermore, on December 15, 2016, following approval by the ECB the Bank fully repaid the CoCos at their initial nominal value of EUR 2,029 million as well as EUR 3 million representing the interest for the period between December 9 and 15, 2016, in accordance with the relevant commitment towards the DGComp.